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                                POWER OF ATTORNEY


         Each person whose signature appears below hereby constitutes and appoints Jay G. Destribats, Patrick M. Ryan and Stephen F. Carman, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her or him and in her or his name, place and stead in any and all capacities (until revoked in writing) to sign this Registration Statement of Yardville National Bancorp and any and all amendments hereto (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as she or he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done, by virtue hereof.

         In witness whereof, the undersigned Directors of Yardville National Bancorp have executed this Power of Attorney as of March 24, 1999.


/s/  Jay G. Destribats                               /s/  Elbert G. Basolis
--------------------------                           ---------------------------
Jay G. Destribats                                    Elbert G. Basolis


/s/  Patrick M. Ryan                                 /s/  C. West Ayres
--------------------------                           ---------------------------
Patrick M. Ryan                                      C. West Ayres


/s/  Anthony M. Giampetro                            /s/  Gilbert W. Lugossy
--------------------------                           ---------------------------
Anthony M. Giampetro                                 Gilbert W. Lugossy


/s/  F. Kevin Tylus                                  /s/  Weldon J. McDaniel
--------------------------                           ---------------------------
F. Kevin Tylus                                       Weldon J. McDaniel


/s/  Lorraine Buklad                                 /s/  Sidney L. Hofing
--------------------------                           ---------------------------
Lorraine Buklad                                      Sidney L. Hofing


/s/  James J. Kelly                                  /s/  Louis R. Matlack
--------------------------                           ---------------------------
James J. Kelly                                       Louis R. Matlack